As filed with the Securities and Exchange Commission on February 7, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22770

NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Neuberger Berman MLP Income Fund Inc.

Annual Report November 30, 2013

Contents

PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARY	2

SCHEDULE OF INVESTMENTS	6

FINANCIAL STATEMENTS	11

FINANCIAL HIGHLIGHTS/PER SHARE DATA	21

Report of Independent Registered Public Accounting Firm	23

Distribution Reinvestment Plan	24

Directory	27

Directors and Officers	28

Proxy Voting Policies and Procedures	36

Quarterly Portfolio Schedule	36

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2014 Neuberger Berman Management LLC. All rights reserved.

President’s Letter

Dear Shareholder,

I am pleased to present the first annual report for Neuberger Berman MLP Income Fund Inc., covering the period from the Fund’s initial public offering on March 25, 2013 through November 30, 2013. The report includes a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.

The Fund seeks to provide total return with an emphasis on cash distributions. To pursue that objective, we have assembled a portfolio that consists primarily of master limited partnerships (MLPs) or limited liability companies that have economic characteristics substantially similar to MLPs. The portfolio management team currently emphasizes companies that they believe have the potential for growth within the midstream natural resources sector.

In July 2013, the Fund entered into a leverage financing facility that provides it with access to up to $500 million. The Fund intends to use the financing to take advantage of short-term borrowing rates to allow for the purchase of additional securities which the portfolio managers identify as attractive investment opportunities.

The Fund’s use of leverage can magnify the directional movement of its common share net asset value, which generally can result not only in greater returns in a rising market, but also greater losses in a declining market. Further, the use of leverage can increase the amount of income generation and cash flow per common share; however, in an environment of rising and/or higher borrowing costs, income levels and cash flow per common share can come under pressure and may possibly decrease.

Thank you for your confidence in the Fund. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman MLP Income Fund Inc.

Neuberger Berman MLP Income Fund Inc. Portfolio Commentary (Unaudited)

Neuberger Berman MLP Income Fund Inc. generated a 7.27% return on a net asset value (NAV) basis from its inception on March 25, 2013* through November 30, 2013, and outperformed its benchmark, the Alerian MLP Index, which posted a 6.70% return for the same period. Notwithstanding the Fund’s positive NAV performance, its Market Price return was pressured by a general down draft in the market for closed-end funds, particularly new closed-end funds.

When the Fund began investing at the end of March 2013, master limited partnership (MLP) prices had experienced a strong rally. In this environment, we invested the Fund’s assets slowly and cautiously. As a result, the Fund was not fully invested until September. This approach proved to be beneficial. The market corrected sharply in June, and experienced another more moderate pullback in the summer and into September. We viewed these price declines as temporary and as an opportunity to buy those companies that we believed would deliver the best returns for shareholders over the long term.

During this initial investing period, we favored investments in publicly traded general partnerships. These companies generally receive incentive distribution rights from their limited partners, giving them meaningful leverage on the growth of the underlying MLP and allowing them to increase distributions faster than their underlying limited partnerships. During this reporting period, general partnerships provided strong returns for the Fund and were among our best performers. Our focus on mid-stream companies that collect fees from the transportation, storage and processing of energy products — rather than those more affected by energy price fluctuations — also proved beneficial during the reporting period.

The Fund also benefitted from individual stock selection, which was a key reason why it outperformed the benchmark. We will continue with our focus on identifying high-quality companies that we believe have the ability to outperform their peers. While we devote a significant amount of effort to researching broad industry and sector trends, we also conduct extensive analysis of a company’s fundamentals and management team before we make an investment decision.

Looking ahead, we are optimistic about the prospects for MLPs in general, and for the Fund’s holdings in particular. We have confidence in the companies we own and believe they are positioned to continue benefitting from recent technological advances and increases in the production of North American energy resources. We anticipate this could result in solid distribution growth for shareholders going forward.

Sincerely,

Douglas Rachlin
Lead Portfolio Manager

Yves C. Siegel and Mark D. Sullivan
Portfolio Managers

* Date of initial public offering. The Fund commenced operations on March 28, 2013.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by the Fund as well as the market value of Fund shares may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price, currency and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

TICKER SYMBOL
MLP Income Fund	NML

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Investments)
Master Limited Partnerships and Related Companies	98.3%
Preferred Stocks	0.9
Short-Term Investments	0.8
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date*	Cumulative Total Return Ended 11/30/2013 Life of Fund
At NAV1	03/25/2013	7.27%
At Market Price2	03/25/2013	-5.51%
Index
Alerian MLP Index3		6.70%

* Date of initial public offering. The Fund commenced operations on March 28, 2013.

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares.

The investment return and market price will fluctuate and common shares may trade at prices below NAV. Fund common shares, when sold, may be worth more or less than their original cost.

Endnotes

1  Returns based on the NAV of the Fund.

2  Returns based on the market price of Fund shares on the NYSE MKT.

3  Please see “Description of Index” on page 5 for a description of the index.

For more complete information on Neuberger Berman MLP Income Fund Inc., call Neuberger Berman Management LLC (“Management”) at (800) 877-9700, or visit our website at www.nb.com.

Description of Index

Alerian MLP Index:
The Alerian MLP Index is a composite of the 50 most prominent energy Master Limited Partnerships (“MLPs”) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis and on a total-return basis. Effective June 2013, general partner (“G.P”) units were no longer included in the index.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by Management and includes reinvestment of all income dividends and other distributions, if any. The Fund may invest in securities not included in the described index and/or may not invest in all the securities in the index.

Schedule of Investments MLP Income Fund Inc.

NUMBER OF SHARES		VALUE†
Master Limited Partnerships and Related Companies (137.9%)

Coal & Consumable Fuels (7.0%)
1,110,838	Alliance Holdings GP, L.P.	$61,084,982
239,086	Alliance Resource Partners, L.P.	17,517,831
		78,602,813

Leisure Facilities (7.3%)
1,625,000	Cedar Fair L.P.	80,925,000

Oil & Gas Storage & Transportation (111.8%)
3,142,699	Boardwalk Pipeline Partners, LP	82,778,692
4,561,955	Crestwood Equity Partners LP	70,162,868
4,252,555	Crestwood Midstream Partners LP	96,277,845
2,000,000	Enbridge Energy Partners, L.P.	60,180,000
2,008,900	Energy Transfer Equity, L.P.	150,205,453
779,700	Energy Transfer Partners, L.P.	42,228,552
360,000	Enterprise Products Partners L.P.	22,669,200
427,600	Midcoast Energy Partners, L.P.	7,692,524
2,000,000	NGL Energy Partners LP+	64,840,000
28,700	NRG Yield, Inc.	1,037,505
613,741	NuStar Energy L.P.	32,743,082
1,130,636	NuStar GP Holdings, LLC	34,620,074
1,400,000	Oneok Inc.	81,298,000
1,000,000	PAA Natural Gas Storage, L.P.	22,730,000
4,330,737	PVR Partners, L.P.	106,969,204
5,099,900	Regency Energy Partners LP	124,335,562
760,000	Southcross Energy Partners, L.P.§	14,728,800
860,000	Spectra Energy Corp.	28,853,000
650,000	Spectra Energy Partners, LP	29,224,000
15,800	Teekay Corp.	699,150
638,864	Teekay LNG Partners L.P.	26,257,311
2,056,202	Teekay Offshore Partners L.P.	67,484,550
1,400,000	Williams Companies, Inc.	49,308,000
546,400	Williams Partners L.P.	28,079,496
		1,245,402,868

Propane (11.8%)
785,575	AmeriGas Partners, L.P.	33,952,551
2,130,000	Suburban Propane Partners, L.P.	97,745,700
		131,698,251
Total Master Limited Partnerships and Related Companies (Cost $1,406,451,515)		1,536,628,932

Preferred Stocks (1.3%)

Oil & Gas Storage & Transportation (1.3%)
774,016	Southcross Energy Partners, L.P., Ser A*+§ (Cost $15,548,936)	14,296,075

See Notes to Schedule of Investments	6

Schedule of Investments MLP Income Fund Inc. (cont’d)

NUMBER OF SHARES		VALUE†
Short-Term Investments (1.2%)
12,799,909	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class (Cost $12,799,909)	$12,799,909

	Total Investments (140.4%) (Cost $1,434,800,360)	1,563,724,916	##
	Liabilities, less cash, receivables and other assets [(40.4%)]	(449,761,673)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$1,113,963,243

See Notes to Schedule of Investments	7

Notes to Schedule of Investments

†	In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), all investments held by Neuberger Berman MLP Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

● Level 1 – quoted prices in active markets for identical investments
● Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
● Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships) and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund’s investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services which are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

The value of the Fund’s investments in equity securities of publicly traded companies acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will typically be valued based on the market value of the freely tradable security less an applicable discount. Inputs used generally include the duration of the restriction period and the discount on purchase date.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements	8

Notes to Schedule of Investments (cont’d)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of November 30, 2013:

Asset Valuation Inputs

Investments:	Level 1	Level 2	Level 3	Total
Master Limited Partnerships and Related Companies
Coal & Consumable Fuels	$78,602,813	$—	$—	$78,602,813
Leisure Facilities	80,925,000	—	—	80,925,000
Oil & Gas Storage & Transportation	1,180,562,868	64,840,000	—	1,245,402,868
Propane	131,698,251	—	—	131,698,251
Total Master Limited Partnerships and Related Companies	1,471,788,932	64,840,000	—	1,536,628,932
Preferred Stocks
Oil & Gas Storage & Transportation	—	14,296,075	—	14,296,075
Short-Term Investments	—	12,799,909	—	12,799,909
Total Investments	$1,471,788,932	$91,935,984	$—	$1,563,724,916

As of the period ended November 30, 2013, the Fund had no transfers from one level to another level based on beginning market values at March 28, 2013 (Commencement of Operations).

##
At November 30, 2013, the cost of investments for U.S. federal income tax purposes was $1,433,928,359. Gross unrealized appreciation of investments was $129,796,557 and gross unrealized depreciation of investments was $0 resulting in net unrealized appreciation of $129,796,557 based on cost for U.S. federal income tax purposes.

*	Security distributions are paid in-kind.

+
Restricted security subject to restrictions on resale. Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are private placements and, unless registered under the 1933 Act or exempt from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid.

See Notes to Financial Statements	9

Notes to Schedule of Investments (cont’d)

At November 30, 2013, these securities amounted to $79,136,075 or 7.1% of net assets applicable to common shareholders of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets applicable to common shareholders as of Acquisition Date	Value as of November 30, 2013	Fair Value Percentage of Net Assets applicable to common shareholders as of November 30, 2013
NGL Energy Partners LP	6/5/2013	$54,600,000	5.1%	$64,840,000	5.8%
Southcross Energy Partners, L.P., Ser A	5/24/2013	15,548,936	1.4	14,296,075	1.3
Total		$70,148,936		$79,136,075	7.1%

§	Affiliated issuer (see Note E of Notes to Financial Statements).

See Notes to Financial Statements	10

Statement of Assets and Liabilities

Neuberger Berman
NEUBERGER BERMAN MLP INCOME FUND INC.
November 30, 2013
Assets
Investments in securities, at value* (Notes A & E)—see Schedule of Investments:
Unaffiliated issuers	$1,534,700,041
Affiliated issuers	29,024,875
1,563,724,916
Dividends and interest receivable	2,429,416
Prepaid expenses and other assets	16,373
Total Assets	1,566,170,705

Liabilities
Loans payable (Note A)	405,000,000
Deferred tax liability (Note A)	45,339,195
Distributions payable—common shares	237,496
Payable to investment manager (Note B)	930,027
Payable to administrator (Note B)	310,009
Payable to Directors	5,278
Interest payable (Note A)	23,697
Offering costs payable	5,000
Accrued expenses and other payables	356,760
Total Liabilities	452,207,462
Net Assets applicable to Common Shareholders at value	$1,113,963,243

Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$1,036,187,446
Accumulated net investment income (loss), net of income taxes	(3,281,739)
Accumulated net realized gains (losses) on investments, net of income taxes	547,095
Net unrealized appreciation (depreciation) in value of investments, net of income taxes	80,510,441
Net Assets applicable to Common Shareholders at value	$1,113,963,243
Common Shares Outstanding ($.0001 par value; 1,000,000,000 shares authorized)	56,523,532
Net Asset Value Per Common Share Outstanding	$19.71

*Cost of Investments
Unaffiliated issuers	$1,404,323,026
Affiliated issuers	30,477,334
Total cost of investments	$1,434,800,360

See Notes to Financial Statements	11

Statement of Operations

Neuberger Berman
NEUBERGER BERMAN MLP INCOME FUND INC.
Period from March 28, 2013* through November 30, 2013
Investment Income:
Income (Note A):
Dividend income from master limited partnerships and related companies (includes $872,000 from affiliated issuers (Note E))	$49,499,170
Return of capital on dividends	(46,111,578)
Net dividend income from master limited partnerships and related companies	3,387,592
Dividend income from preferred stock-affiliated issuers (Note E)	548,943
Interest income—unaffiliated issuers	146,740
Total income	$4,083,275

Expenses:
Investment management fees (Note B)	6,303,333
Administration fees (Note B)	2,101,111
Audit fees	185,000
Custodian and accounting fees	329,079
Insurance expense	23,204
Legal fees	242,907
Shareholder reports	82,852
Stock transfer agent fees	12,957
Interest expense (Note A-8)	1,136,127
Directors’ fees and expenses	22,091
Miscellaneous	1,273
Total expenses	10,439,934
Net investment income (loss), before income taxes	(6,356,659)
Deferred tax benefit	3,074,920
Net investment income (loss)	$(3,281,739)

Realized and Unrealized Gain (Loss) on Investments (Note A):

Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,293
Options written	543,802

Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	130,377,015
Affiliated investment securities	(1,452,459)
Deferred tax expense	(48,414,115)
Net gain (loss) on investments	81,057,536
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$77,775,797

*Commencement of operations.

See Notes to Financial Statements	12

Statement of Changes in Net Assets

Neuberger Berman
NEUBERGER BERMAN MLP INCOME FUND INC.
Period from March 28, 2013* through November 30, 2013
Increase (Decrease) in Net Assets Applicable to Common Shareholders:

From Operations (Note A):
Net investment income (loss)	$(3,281,739)
Net realized gain (loss) on investments	547,095
Change in net unrealized appreciation (depreciation) of investments	80,510,441
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	77,775,797

Distributions to Common Shareholders From (Note A):
Tax Return of Capital	(41,539,776)

From Capital Share Transactions (Note D):
Net proceeds from initial capitalization	100,000
Net proceeds from issuance of common shares	1,077,352,150
Proceeds from reinvestment of dividends and distributions	275,072
Total net proceeds from capital share transactions	1,077,727,222
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	1,113,963,243

Net Assets Applicable to Common Shareholders:
Beginning of period	—
End of period	$1,113,963,243
Accumulated net investment income (loss) at end of period, net of income taxes	$(3,281,739)

*Commencement of operations.

See Notes to Financial Statements	13

Statement of Cash Flows

Neuberger Berman
NEUBERGER BERMAN MLP INCOME FUND INC.
Period from March 28, 2013* through November 30, 2013
Increase (decrease) in cash:

Cash flows from operating activities:
Net increase in net assets applicable to Common Shareholders resulting from operations	$77,775,797
Adjustments to reconcile net increase in net assets applicable to Common Shareholders resulting from operations to net cash used in operating activities:
Changes in assets and liabilities:
Purchase of investment securities	(1,468,112,039)
Proceeds from disposition of investment securities	41
Proceeds from call options written	543,802
Purchase/sale of short-term investment securities, net	(12,758,333)
Increase in dividends and interest receivable	(2,429,416)
Increase in prepaid expenses and other assets	(16,373)
Increase in payable to investment manager	930,027
Increase in payable to administrator	310,009
Increase in payable to Directors	5,278
Increase in interest payable	23,697
Increase in offering costs payable	5,000
Increase in accrued expenses and other payables	356,760
Net accretion of discount on investments	(38,314)
Return of capital on dividends	46,111,578
Deferred tax expense	45,339,195
Unrealized appreciation on securities	(128,924,556)
Net realized gain from investments	(547,095)
Net cash used in operating activities	$(1,441,424,942)

Cash flows from financing activities:
Net proceeds from issuance of common shares	1,077,452,150
Cash distributions paid on common shares	(41,027,208)
Cash receipts from loan	405,000,000
Net cash provided by financing activities	1,441,424,942
Net increase (decrease) in cash	0

Cash:
Beginning balance	0
Ending balance	$0

Supplemental disclosure
Reinvestment of dividends and distributions	$275,072
Cash paid for interest	$(1,112,430)

*Commencement of operations.

See Notes to Financial Statements	14

Notes to Financial Statements Neuberger Berman MLP Income Fund Inc.

Note A—Summary of Significant Accounting Policies:

1
General: The Fund was organized as a Maryland corporation on November 16, 2012 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund commenced operations on March 28, 2013. The Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend and distribution income is recorded on the ex-date. Distributions received from the Fund’s investments in master limited partnerships or limited liability companies that have economic characteristics substantially similar to master limited partnerships (collectively, “MLPs”) generally are comprised of ordinary income and return of capital from the MLPs. The Fund allocates distributions between income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each MLP and other industry sources. These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund. For the period from March 28, 2013 through November 30, 2013, the Fund estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Fund has estimated approximately 7% as income and approximately 93% as return of capital.

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

4
Income tax information: The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Fund’s income tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Components of the Fund’s deferred tax assets and liabilities as of November 30, 2013, are as follows:

Deferred tax assets:
Net operating loss carryforwards	$(3,074,920)
Deferred tax liabilities:
Net unrealized gains on investment securities	48,414,115
Total net deferred tax liability	$45,339,195

At November 30, 2013, a valuation allowance on deferred tax assets was not deemed necessary because the Fund believes it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to the Fund’s estimates of future taxable income will be made in the same period that such determination is made. The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Fund’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2013, the Fund had no uncertain tax positions.

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains on investments for the period ended November 30, 2013, as follows:

Application of statutory income tax rate	$43,090,247
State income taxes, net of federal tax benefit	2,831,645
Dividends received deduction	(582,697)
Total income tax expense	$45,339,195

Total income tax expense is computed by applying the federal statutory rate plus a blended state income tax rate.

As of November 30, 2013, the Fund had a net operating loss of $8,243,754 which may be used to offset future taxable income prior to its expiration on November 30, 2033.

5	Distributions to common shareholders: It is the policy of the Fund to declare quarterly and pay monthly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable monthly distribution. The Fund currently intends to pay distributions out of its distributable cash flow, which generally consists of (1) cash and paid-in-kind distributions from MLPs or their affiliates, dividends from common stocks, interest from debt instruments and income from other investments held by the Fund less (2) current or accrued operating expenses of the Fund, including taxes on Fund taxable income and leverage costs. Distributions to common shareholders relating to in-kind dividends or distributions received by the Fund on its investments will be paid in cash or additional common shares. There is no assurance that the Fund will always be able to pay distributions of a particular size. The composition of the Fund’s distributions for the calendar year 2013 will be reported to Fund shareholders on IRS Form 1099-DIV. Distributions to common shareholders are recorded on the ex-date.

The Fund invests a significant portion of its assets in MLPs. The distributions the Fund receives from MLPs are generally composed of income and/or return of capital, but the MLPs do not report this information to the Fund until the following calendar year. At November 30, 2013, the Fund estimated these amounts within the financial statements since the information is not available from the MLPs until after the Fund’s fiscal year-end. For the period ended November 30, 2013, the character of distributions paid to common shareholders disclosed within the Statement of Changes in Net Assets is based on estimates made at that time. All estimates are based upon MLP information sources available to the Fund. Based on past experience with MLPs it is likely that a portion of the Fund’s distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund’s fiscal year-end. After calendar year-end, the Fund learns the nature of the distributions paid by MLPs during the previous year. After all applicable MLPs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund’s distributions as reported herein may differ from the final composition determined after fiscal year-end and reported to Fund shareholders on IRS Form 1099-DIV.

On October 31, 2013, the Fund declared a monthly distribution to common shareholders in the amount of $0.105 per share, payable on December 31, 2013 to shareholders of record on December 16, 2013 with an ex-date of December 12, 2013. Subsequent to November 30, 2013, the Fund declared three monthly distributions to common shareholders in the amount of $0.105 per share per month, payable on January 31, 2014, February 28, 2014 and March 31, 2014 to shareholders of record on January 15, 2014, February 18, 2014 and March 17, 2014, respectively.

6
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., the Fund) are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7
Organization expenses and offering costs: Management has agreed to pay all organizational expenses and the amount by which the Fund’s offering costs for common shares (other than sales load) exceed $0.04 per share. The costs incurred by Management were approximately $67,680. Offering costs for common shares paid by the Fund were charged as a reduction of common shares paid-in-capital at the completion of the Fund’s offerings and amounted to $1,870,965.

At November 30, 2013, total offering costs of $5,000 remain payable by the Fund.
8
Financial leverage: In July 2013, the Fund entered into a $500 million secured, committed, 270-day margin facility (the “Facility”) with Merrill Lynch Professional Clearing Corp. Under the Facility, interest is charged on LIBOR Loans at an adjusted LIBOR rate and is payable on the last day of each interest period. For the period from July 11, 2013 to November 30, 2013, the interest rate on the Facility ranged from 0.96% to 0.99%. The Fund pays a commitment fee in arrears based on the unused portion of the Facility under $400 million. This fee is included in the interest expense that is reflected in the Statement of Operations. Under the terms of the Facility, the Fund is required to satisfy certain collateral requirements and maintain a certain level of net assets. At November 30, 2013, the principal balance outstanding under the Facility was $405 million.

9
Concentration of risk: Under normal market conditions, the Fund will concentrate in MLPs, many of which operate in the natural resources industry. The natural resources industry includes companies involved in: exploration and production, refining and marketing, coal and metals mining, oilfield service, drilling, integrated natural gas midstream services, transportation and storage, shipping, electricity generation, distribution, development, gathering, processing and renewable resources. The focus of the Fund’s portfolio on a specific group of largely interrelated sectors may present more risks than if its portfolio were broadly diversified over numerous industries and sectors of the economy. A downturn in the natural resources industry would have a larger impact on the Fund than on an investment company that does not concentrate in such industry.

10
Derivative instruments: During the period ended November 30, 2013, the Fund’s use of derivatives, as described below, was limited to written put option transactions. The Fund has adopted the provisions of ASC 815 “Derivatives and Hedging” (“ASC 815”). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Written option contracts: Premiums received by the Fund upon writing a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental income for the Fund for the period ended November 30, 2013. Written option transactions for the Fund for the period ended November 30, 2013 were:

	Number	Value When Written
Contracts outstanding at 3/28/2013	—	$—
Contracts written	3,000	543,802
Contracts expired	(3,000)	(543,802)
Contracts exercised	—	—
Contracts closed	—	—
Contracts outstanding at 11/30/2013	—	$—

The impact of the use of these derivative instruments on the Statement of Operations during the period ended November 30, 2013, was as follows:

Realized Gain (Loss)
	Equity Contracts Risk	Statement of Operations Location
Option Contracts Written	$543,802	Realized gain (loss) on: Options written
Total Realized Gain (Loss)	$543,802

For the period ended November 30, 2013, the Fund had an average market value of $61,222 in written options.
11
Indemnifications: Like many other companies, the Fund’s organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.75% of its average weekly Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average weekly Managed Assets under this agreement. Additionally, Management retains US Bancorp Fund Services, LLC (“USBFS”) as its sub-administrator under a Sub-Administration Agreement. Management pays USBFS a fee for all services received under the Sub-Administration Agreement.

Neuberger Berman LLC (“Neuberger”) is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (“NBG” and together with its consolidated subsidiaries, “NB Group”). As of January 1, 2014, NBSH Acquisition, LLC (“NBSH”), which is owned by certain NB Group employees and permitted transferees, owns 82% of NBG’s equity, and Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively, the “LBHI Parties”) own the remaining 18%. In December 2013, NBG, NBSH and LBHI executed an agreement that permits NBG to accelerate the purchase of the remaining equity owned by the LBHI Parties. It is anticipated that in March 2014 NBSH will own 90% of NBG’s equity, and by March 2015 it is expected that NBG will be 100% owned by employees and permitted transferees.

Note C—Securities Transactions:
During the period ended November 30, 2013, there were purchase and sale transactions of long-term securities (excluding written option contracts) of $1,467,812,573 and $41, respectively.
During the period ended November 30, 2013, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Capital:
At November 30, 2013, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

Common Shares Outstanding	Common Shares Owned by Neuberger
56,523,532	5,351

Transactions in common shares for the period ended November 30, 2013, were as follows:

Shares at March 28, 2013	5,236
Shares sold through initial public offerings	56,503,828
Shares issued through dividend reinvestment	14,468
Shares at November 30, 2013	56,523,532

Note E—Investments in Affiliates(1):

	Balance of Shares Held March 28, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held November 30, 2013	Value November 30, 2013	Income from Investments in Affiliated Issuers	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Southcross Energy Partners, L.P.	—	760,000	—	760,000	$14,728,800	$872,000	$—

Southcross Energy Partners, L.P. Series A Preferred	—	774,016	—	774,016	14,296,075	548,943	—
Total					$29,024,875	$1,420,943	$—

(1)  Affiliated issuers, as defined in the 1940 Act.

See Notes to Financial Statements

Financial Highlights

MLP Income Fund Inc.
The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. A “—” indicates that the line item was not applicable in the corresponding period.
	Period from March 28, 2013* through November 30, 2013
Common Share Net Asset Value, Beginning of Period	$19.10

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	(0.06)
Net Gains or Losses on Securities (both realized and unrealized)	1.45
Total From Investment Operations Applicable to Common Shareholders	1.39

Less Distributions to Common Shareholders From:
Net Investment Income	—
Tax Return of Capital	(0.74)
Total Distributions to Common Shareholders	(0.74)

Less Capital Charges:
Issuance of Common Shares	(0.04)
Common Share Net Asset Value, End of Period	$19.71
Common Share Market Value, End of Period	$18.18
Total Return, Common Share Net Asset Value†	7.27	%@@
Total Return, Common Share Market Value†	(5.51	)%@@

Supplemental Data/Ratios
Net Assets Applicable to Common Shareholders, End of Period (in millions)	$1,114.0

Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Expenses Including Deferred Income Tax Expense#	5.65	%@
Ratio of Expenses Excluding Deferred Income Tax Expense	1.43	%@
Ratio of Net Investment Income (Loss) Including Deferred Income Tax Expense#	(5.09	)%@
Ratio of Net Investment Income (Loss) Excluding Deferred Income Tax Expense	(0.87	)%@
Portfolio Turnover Rate	0	%@@
Loans Payable (in millions)	$405
Asset Coverage Per $1,000 of Loans PayableØ	$3,751

See Notes to Financial Highlights

Notes to Financial Highlights MLP Income Fund Inc.

*	Commencement of operations.

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period. Total return based on per share market value assumes the purchase of shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost.

#	For the period from March 28, 2013 through November 30, 2013, the Fund accrued $45,339,195 for net deferred income tax expense, which is included in these ratios on a non-annualized basis.

¢	Calculated based on the average number of shares outstanding during the fiscal period.

@	Annualized.

@@	Not Annualized.

Ø	Calculated by subtracting the Fund’s total liabilities (excluding loans payable) from the Fund’s total assets and dividing by the outstanding loans payable balance.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman MLP Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman MLP Income Fund Inc., (the “Fund”), including the schedule of investments, as of November 30, 2013, and the related statement of operations, cash flows, the statement of changes in net assets, and the financial highlights for the period from March 28, 2013 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman MLP Income Fund Inc. at November 30, 2013, the results of its operations and cash flows, the changes in its net assets, and the financial highlights for the period from March 28, 2013 (commencement of operations) to November 30, 2013, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 21, 2014

Distribution Reinvestment Plan

Computershare Trust Company, N.A. (the “Plan Agent”), which acts as Plan Agent for shareholders who have not elected in writing to receive dividends and other distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as its then current common stock of the Fund (“Shares”) is registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or other distribution after the account is opened.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and other distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on its Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

If the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Fund may, but is not required to, issue new Shares. If the Fund does not issue new Shares, and the net asset value per Share exceeds the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, then the Plan Agent, or a broker-dealer selected by the Plan Agent, will endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-distribution” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less its pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. Such newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the NYSE MKT (or if the Shares are not listed on the NYSE MKT, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for its account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and other distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split of Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate its account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of its account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and other distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and other distributions payable on Shares held in its name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested distributions are taxed in the same manner as cash distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or P.O. Box 30170, College Station, TX 77842-3170.

Directory

Investment Manager and Administrator
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
877.461.1899 or 212.476.8800

Sub-Adviser
Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian
U.S. Bank, National Association
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212
Stock Transfer Agent
Computershare Shareowner Services LLC
480 Washington Boulevard
Jersey City, NJ 07310

Plan Agent
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Overnight correspondence should be sent to:
Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, TX 77845

Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors (“Directors”) and officers (“Officers”) of the Fund. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS I
Independent Directors
Faith Colish (1935)	Director since 2013	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	54	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960)	Director since 2013	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	54
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2013	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	54	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Director who is an “Interested Person”
Robert Conti* (1956)	Chief Executive Officer, President and Director since 2013	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	54	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
CLASS II
Independent Directors
George W. Morriss (1947)	Director since 2013	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s Bank, Connecticut (a financial services company), 1991 to 2001.	54
Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2013; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Tom D. Seip (1950)	Director since 2013; Chairman of the Board since 2013.	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	54
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
CLASS III
Independent Directors
Martha C. Goss (1949)	Director since 2013	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	54
Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc., (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly Director, Bank Leumi (commercial bank), 2005 to 2007; formerly Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Howard A. Mileaf (1937)	Director since 2013	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	54
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Candace L. Straight (1947)	Director since 2013	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	54
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)
Director who is an “Interested Person”
Joseph V. Amato* (1962)	Director since 2013
President and Director, Neuberger Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
54
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)
The Board of Directors shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. Jack L. Rivkin, formerly a Class II Director, resigned effective as of December 16, 2013. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2015, 2016, and 2014, respectively, and at each third annual meeting of shareholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
*
Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund because each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)

Andrew B. Allard (1961)	Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since 2013
General Counsel and Senior Vice President, Management since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President and Secretary since 2013
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2013
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since 2013
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Vice President since 2013
Senior Vice President, Neuberger, since 2008 and Employee since 1991; formerly, Vice President, Neuberger, 2002 to 2008; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)

Kevin Lyons (1955)	Assistant Secretary since 2013
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Owen F. McEntee, Jr. (1961)	Vice President since 2013
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2013
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2013
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Neil S. Siegel (1967)	Vice President since 2013
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; Managing Director, NBFI, since 2011; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since 2013
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 also will be available, without charge, by calling 800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and, may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

  N0372 01/14

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman MLP Income Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics requiring disclosure and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are George Morriss and Candace L. Straight.  Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.

 (a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $59,275 for the fiscal period ended 2013. The Fund commenced operations on March 28, 2013.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above in Audit Fees were $36,900 for the fiscal period ended 2013.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2013 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2013.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2013 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $29,000 for the fiscal period ended 2013.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2013 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2013.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2013 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 for the fiscal period ended 2013.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2013 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 for the fiscal period ended 2013.  The Audit Committee approved 0% of these services provided by E&Y for the fiscal period ended 2013 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $65,900 for the fiscal period ended 2013.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $1,586,467 for the fiscal period ended 2013.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Its members are George W. Morriss (Chair), Tom D. Seip and Candace L. Straight (Vice Chair).

Item 6. Schedule of Investments.

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

Douglas A. Rachlin, Yves C. Siegel and Mark D. Sullivan have served as portfolio managers for the Registrant since inception.  Douglas A. Rachlin serves as the lead portfolio manager to the Registrant. He is a Managing Director of NB Management and has been a portfolio manager with NB Management since 2005.

Yves C. Siegel is a Managing Director of NB Management and has been a portfolio manager with NB Management since 2012.  Prior to 2012, he was a senior equity analyst covering the MLP and energy sectors.

Mark D. Sullivan serves as a portfolio manager and is a Senior Vice President NB Management.  Previously, he was a portfolio manager with the Private Asset Management Division of NB Management. Prior to that,  he was a research analyst at Neuberger Berman from 2000 to 2004.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of November 30, 2013.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
Douglas A. Rachlin
Registered Investment Companies*	1	$1,519	-	N/A
Other Pooled Investment Vehicles***	1	$118	-	N/A
Other Accounts**, ***	2,625	$4,853	-	N/A
Yves C. Siegel
Registered Investment Companies*	1	$1,519	-	N/A
Other Pooled Investment Vehicles***	1	$118	-	N/A
Other Accounts**, ***	2,625	$4,853	-	N/A
Mark D. Sullivan
Registered Investment Companies*	1	$1,519	-	N/A
Other Pooled Investment Vehicles***	1	$118	-	N/A
Other Accounts**, ***	2,625	$4,853	-	N/A

*Registered Investment Companies include: Mutual Funds and Closed-End Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts), which are counted as one account per strategy per managed account platform.
***A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, NBFI and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of November 30, 2013)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman Group LLC (“NBG,” and together with its consolidated subsidiaries “NB Group”) and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of NB Group.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the management buyout of Neuberger Berman in 2009 was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan. We have also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by NB Group investment professionals.

Restrictive Covenants. Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

 (a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of November 30, 2013.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
Douglas A. Rachlin	E
Yves C. Siegel	D
Mark D. Sullivan	A
A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b)  Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed on May 6, 2013).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman MLP Income Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:  February 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:  February 4, 2014

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date:  February 4, 2014